BRUCE FUND, INC.

                         Supplement dated July 11, 2005
                                     to the
                    Statement of Additional Information dated
                                November 2, 2004


The following information replaces the information provided in paragraph (e) under the heading "Investment Advisory and Other Services":

Effective July 11, 2005, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, provides the Fund with fund accounting services. Such services include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.04% of the Fund's average net assets for the first $100 million, 0.02% of the Fund's average net assets from $100 million to $250 million, and 0.01% of the Fund's average net assets over $250 million, subject to a $25,000 minimum annual fee.



The following information replaces the information provided in the first sentence of paragraph (h) under the heading "Investment Advisory and Other Services":

The Fund's custodian is Huntington National Bank, 41 South High Street, Columbus, Ohio 43215.